                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------

This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the "Contract") issued by The Travelers Insurance Company (the "Company," "our", "us" or "we").

The Contract's value will vary daily to reflect the investment experience of the funding options you select and the interest credited to the Fixed (Flexible Annuity) Account. The variable funding options are:
                           MANAGED SEPARATE ACCOUNTS

Travelers Growth and Income Stock Account
  ("Account GIS")
Travelers Money Market Account
  ("Account MM")
Travelers Quality Bond Account
  ("Account QB")
Travelers Timed Aggressive Stock Account
  ("Account TAS")
Travelers Timed Growth and Income Stock   Account ("Account TGIS")
Travelers Timed Short-Term Bond Account
  ("Account TSB")

                    TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund
Dreyfus Stock Index Fund
High Yield Bond Trust
Managed Assets Trust
AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund
  Emerging Opportunities Fund
  Global High-Yield Bond Fund
  Intermediate-Term Bond Fund
  International Equity Fund
  Long-Term Bond Fund
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST(1)
  Templeton Asset Strategy Fund (Class 1)(2)
  Templeton Global Income Securities Fund
     (Class 1)(3)
  Templeton Growth Securities Fund
     (Class 1)(4)
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney Large Cap Value Portfolio
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
  Social Awareness Stock Portfolio
  U.S. Government Securities Portfolio
  Utilities Portfolio
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
  Equity Income Portfolio -- Initial Class
  Growth Portfolio -- Initial Class
  High Income Portfolio -- Initial Class
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Asset Manager Portfolio -- Initial Class

---------------

    (1) Formerly Templeton Variable Products Series Fund

    (2) Formerly offered as Templeton Asset Allocation Fund (Class 1)

    (3) Formerly offered as Templeton Bond Fund (Class 1)

    (4) Formerly offered as Templeton Stock Fund (Class 1)

The Fixed Account is described in Appendix B. Unless specified otherwise, this prospectus refers to the variable funding options. The contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE VARIABLE FUNDING OPTIONS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about the Travelers Fund U for Variable Annuities ("Separate Account") by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                          PROSPECTUS DATED MAY 1, 2000

                               TABLE OF CONTENTS

Summary.........................................    3
Fee Table.......................................    6
Condensed Financial Information.................    9
The Variable Annuity Contract...................   10
  Contract Owner Inquiries......................   10
  Purchase Payments.............................   10
  Accumulation Units............................   10
  The Funding Options...........................   11
  Charges and Deductions........................   13
    General.....................................   13
    Withdrawal Charge...........................   14
    Free Withdrawal Allowance...................   15
    Administrative Charge.......................   15
    Mortality and Expense Risk Charge...........   16
    Funding Option Expenses.....................   16
    Premium Tax.................................   16
    Tactical Asset Allocation Services Fees.....   16
    Managed Separate Account: Management and
      Fees......................................   16
  Transfers.....................................   17
    Dollar-Cost Averaging.......................   18
    Asset Allocation Advice.....................   19
  Tactical Asset Allocation Services............   19
    Tactical Asset Allocation Risks.............   19
  Access to your Money..........................   20
    Systematic Withdrawals......................   20
  Ownership Provisions..........................   21
    Types of Ownership..........................   21
      Contract Owner............................   21
      Beneficiary...............................   21
      Annuitant.................................   21
  Death Benefit.................................   22
    Death Proceeds Before the Maturity Date.....   22
    Payment of Proceeds.........................   22
    Death Proceeds after the Maturity Date......   24
The Annuity Period..............................   24
    Maturity Date...............................   24
    Allocation of Annuity.......................   24
    Variable Annuity............................   25
    Fixed Annuity...............................   25
  Payment Options...............................   25
    Election of Options.........................   25
    Annuity Options.............................   26
    Income Options..............................   27
Miscellaneous Contract Provisions...............   27
    Right to Return.............................   27
    Termination of Individual Contract..........   28
    Termination of Group Contract or Account....   28
    Distribution from One Account to Another....   29
    Required Reports............................   29
    Change of Contract..........................   29
    Assignment..................................   29
    Suspension of Payments......................   30
Other Information...............................   30
    The Insurance Company.......................   30
    Financial Statements........................   30
    IMSA........................................   30
    Distribution of Variable Annuity
      Contracts.................................   30
    Conformity with State and Federal Laws......   30
    Voting Rights...............................   31
    Legal Proceedings and Opinions..............   31
The Separate Accounts...........................   32
    Performance Information.....................   33
Federal Tax Considerations......................   33
    General Taxation of Annuities...............   33
    Types of Contracts: Qualified or
      Nonqualified..............................   34
    Nonqualified Annuity Contracts..............   34
    Qualified Annuity Contracts.................   34
    Penalty Tax for Premature Distributions.....   35
    Diversification Requirements................   35
    Ownership of the Investments................   35
    Mandatory Distributions for Qualified
      Plans.....................................   35
    Taxation of Death Benefit Proceeds..........   36
Managed Separate Accounts.......................   36
The Travelers Growth and Income Stock Account...   37
The Travelers Quality Bond Account..............   38
The Travelers Money Market Account..............   39
The Travelers Timed Growth and Income Stock
  Account.......................................   41
The Travelers Timed Short-Term Bond Account.....   41
The Travelers Timed Aggressive Stock Account....   43
The Travelers Timed Bond Account................   44
Investments, Practices and Risks of the Managed
  Separate Accounts.............................   45
Investments at a Glance.........................   48
Appendix A (Condensed Financial Information)....  A-1
Appendix B (The Fixed Account)..................  B-1
Appendix C (Contents of Statement of Additional
  Information)..................................  C-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit...............................   10
Accumulation Period.............................   10
Annuitant.......................................   21
Annuity Payments................................   10
Annuity Unit....................................   10
Cash Surrender Value............................   20
Cash Value......................................   10
Contingent Annuitant............................   21
Contract Date...................................   10
Contract Owner (You, Your)......................   10
Contract Value..................................   10
Contract Year...................................   10
Fixed Account...................................  B-1
Funding Option(s)...............................   11
Income Payments.................................   10
Individual Account..............................   10
Joint Owner.....................................   21
Managed Separate Account........................   16
Maturity Date...................................   24
Owner...........................................   21
Participant's Interest..........................   10
Purchase Payment................................   10
Underlying Fund.................................   11
Written Request.................................   10

                                    SUMMARY:
                          TRAVELERS UNIVERSAL ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT? The Contract offered by the Travelers Insurance Company is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose to receive annuity payments from the Fixed Account or the variable funding options. If you want to receive payments from your annuity, you can choose one of a number of annuity options or income options.

Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed. During the payout phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollovers pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans ("Plan") (which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code. Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non-tax related benefits.

You may purchase a qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a qualified Contract, you may make additional payments of at least $20. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the contract owner. If a group "allocated" contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual contract owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "Contracts."

We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, (the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of the contract value (including charges). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment during the right to return period; therefore, the Contract value returned may be greater or less than your purchase payment.

If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded. During the remainder of the right to return period, the Contract value (including charges) will be refunded. The Contract value will be determined at the close of business on the day we receive a written request for a refund.

WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE? You can direct your money into the Fixed Account or any or all of the funding options shown on the cover page. The funding options are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.

The value of the Contract will vary depending upon the investment performance of the funding options you choose. Past performance is not a guarantee of future results. Standard and Nonstandard performance is shown in the Statement of Additional Information that you may request free of charge.

You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account Value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. For each contract we deduct a semiannual administrative charge of $15. The annual insurance charge is 1.25% of the amounts you direct to the variable funding options. Each funding option also charges for management, any applicable asset allocation fee and other expenses. Please refer to the Fee Table for more information about the charges.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each purchase payment if withdrawn within 5 years of the payment date. If you withdraw all amounts under the Contract, or if you begin receiving annuity/income payments, the Company may be required by your state to deduct a premium tax.

HOW WILL MY CONTRIBUTIONS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity or income payments. Under a nonqualified Contract, payments to the contract are made with after-tax dollars, and any credits and earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The death benefit is calculated as of the close of the business day on which the Company's Home Office receives due proof of death.

Any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Death Benefit section of the prospectus for more details.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

        - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

        - TACTICAL ASSET ALLOCATION PROGRAM. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase payments are allocated to the following funding options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.

        - ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, LLC ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all purchase payments among the American Odyssey Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS

CONTRACT CHARGES AND EXPENSES

     CONTINGENT DEFERRED SALES CHARGE (as a percentage of
      purchase payments withdrawn)
        If withdrawn within 5 years after the purchase
       payment is made......................................  5.00%
        If withdrawn 5 or more years after the purchase
       payment is made......................................     0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE..............    $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of
       average net assets of
        Managed Separate Accounts and Fund U)...............  1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding option as of December 31, 1999, unless otherwise noted.)

                                                         MANAGEMENT         MARKET            ANNUAL
               INVESTMENT ALTERNATIVE                       FEE         TIMING FEE(1)      EXPENSES(2)
---------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Travelers Growth and Income Stock Account for
      Variable Annuities (GIS).......................       0.60%                              0.60%
    Travelers Money Market Account for Variable
      Annuities (MM).................................       0.32%                              0.32%
    Travelers Quality Bond Account for Variable
      Annuities (QB).................................       0.32%                              0.32%
    Travelers Timed Aggressive Stock Account for
      Variable Annuities (TAS).......................       0.35%            1.25%             1.60%
    Travelers Timed Bond Account for Variable
      Annuities (TB)*................................       0.50%            1.25%             1.75%
    Travelers Timed Growth and Income Stock for
      Variable Annuities (TGIS)......................       0.32%            1.25%             1.57%
    Travelers Timed Short-Term Bond Account for
      Variable Annuities (TSB).......................       0.32%            1.25%             1.57%


                                                                                              TOTAL
                                                                                         ANNUAL OPERATING
                                                       MANAGEMENT FEE   OTHER EXPENSES       EXPENSES
                                                       (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                                                       REIMBURSEMENT)   REIMBURSEMENT)    REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund............................       0.75%            0.08%             0.83%
Dreyfus Stock Index Fund.............................       0.25%            0.01%             0.26%
High Yield Bond Trust................................       0.50%            0.31%             0.81%
Managed Assets Trust.................................       0.50%            0.10%             0.60%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund.................................       0.56%            0.08%             0.64%
    Emerging Opportunities Fund......................       0.75%            0.12%             0.87%
    Global High-Yield Bond Fund......................       0.67%            0.16%             0.83%
    Intermediate-Term Bond Fund......................       0.49%            0.10%             0.59%
    International Equity Fund........................       0.59%            0.13%             0.72%
    Long-Term Bond Fund..............................       0.50%            0.10%             0.60%
AMERICAN ODYSSEY FUNDS, INC.**
    Core Equity Fund.................................       0.56%            1.33%             1.89%
    Emerging Opportunities Fund......................       0.75%            1.37%             2.12%
    Global High-Yield Bond Fund......................       0.67%            1.41%             2.08%
    Intermediate-Term Bond Fund......................       0.49%            1.35%             1.84%
    International Equity Fund........................       0.59%            1.38%             1.97%
    Long-Term Bond Fund..............................       0.50%            1.35%             1.85%
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio..............................       0.75%            0.03%             0.78%

                                                                                              TOTAL
                                                                                         ANNUAL OPERATING
                                                       MANAGEMENT FEE   OTHER EXPENSES       EXPENSES
                                                       (AFTER EXPENSE   (AFTER EXPENSE    (AFTER EXPENSE
                                                       REIMBURSEMENT)   REIMBURSEMENT)    REIMBURSEMENT)
---------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Templeton Asset Strategy Fund - Class 1 (formerly
      offered as Templeton Asset Allocation Fund)....       0.60%            0.18%             0.78%(3)
    Templeton Global Income Securities Fund - Class 1
      (formerly offered as Templeton Bond Fund)......       0.60%            0.05%             0.65%(4)
    Templeton Growth Securities Fund - Class 1
      (formerly offered as Templeton Stock Fund).....       0.83%            0.05%             0.88%(5)
TRAVELERS SERIES FUND INC.
    Alliance Growth Portfolio........................       0.80%            0.02%             0.82%(6)
    INVESCO Strategic Income Portfolio* (formerly
      G.T. Global Strategic Income Portfolio)........       0.80%            0.33%             1.13%(6)
    MFS Total Return Portfolio.......................       0.80%            0.04%             0.84%(6)
    Putnam Diversified Income Portfolio..............       0.75%            0.08%             0.83%(6)
    Smith Barney High Income Portfolio...............       0.60%            0.06%             0.66%(6)
    Smith Barney International Equity Portfolio......       0.90%            0.10%             1.00%(6)
    Smith Barney Large Cap Value Portfolio...........       0.65%            0.02%             0.67%(6)
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio..............       0.70%            0.25%             0.95%(7)
    Social Awareness Stock Portfolio.................       0.64%            0.16%             0.80%
    U.S. Government Securities Portfolio.............       0.32%            0.16%             0.48%
    Utilities Portfolio..............................       0.65%            0.23%             0.88%
VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio - Initial Class..........       0.48%            0.08%             0.56%(8)
    Growth Portfolio - Initial Class.................       0.58%            0.07%             0.65%(8)
    High Income Portfolio - Initial Class............       0.58%            0.11%             0.69%
VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio - Initial Class..........       0.53%            0.09%             0.62%(8)

NOTES:

The purpose of this Fee Table is to help you understand the various costs and expenses that you will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its funding options for the fiscal year ending December 31, 1999. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may apply. "Other Expenses" include operating costs of the separate account or fund. These expenses are reflected in each Fund's net asset value and are not deducted from the account value under the Contract.

 * Not available to new Contract Owners.

** Includes 1.25% CHART asset allocation fee.

(1) Contract Owners may discontinue tactical asset allocation services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.

(2) These figures do not include the mortality and expense risk fee which is deducted from the daily unit values of the separate account.

(3) On 2/8/00, fund shareholders approved a merger and reorganization to merge the assets of TEMPLETON GLOBAL ASSET ALLOCATION FUND into TEMPLETON ASSET ALLOCATION FUND (which then changed its name to TEMPLETON ASSET STRATEGY
    FUND), effective 5/1/00. The table shows restated total expenses based upon the new fees and assets of Templeton Asset Allocation Fund as of 12/31/99, and not the assets of the combined fund on 5/1/00. However if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Other expenses 0.14% and Total Fund Operating Expenses 0.74%.

(4) On 2/8/00, a merger and reorganization was approved to merge the assets of TEMPLETON BOND FUND into TEMPLETON GLOBAL INCOME SECURITIES FUND, effective 5/1/00. The above table shows restated total expenses based upon the fees and assets of TEMPLETON GLOBAL INCOME SECURITIES FUND as of 12/31/99, and not the assets of the combined fund on 5/1/00. However if the table reflected the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Other expenses 0.04% and Total Fund Operating Expenses 0.64%. The Fund's administration fee is paid indirectly through the management fee.

(5) On 2/8/00, a merger and reorganization was approved to merge the assets of TEMPLETON STOCK FUND into TEMPLETON GLOBAL GROWTH FUND (which then changed its name to TEMPLETON GROWTH SECURITIES FUND), effective 5/1/00. The above table shows restated total expenses based upon the fees and assets of TEMPLETON GLOBAL GROWTH FUND as of 12/31/99, and not the assets of the combined fund on 5/1/00. However if the table reflected the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, Other expenses 0.05% and Total Fund Operating Expenses 0.85%. The Fund's administration fee is paid indirectly through the management fee.

(6) Expenses are as of October 31, 1999 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1999.

(7) Other Expenses reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Annual Operating Expenses for the Portfolio would have been 0.99% for the DISCIPLINED MID CAP STOCK PORTFOLIO.

(8) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds, or FMR on behalf of certain funds, custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund 's expenses. Without these reductions, the total operating expenses presented in the table would have been 0.57% for EQUITY-INCOME PORTFOLIO, 0.66% for GROWTH PORTFOLIO, and 0.63% for ASSET MANAGER PORTFOLIO.

EXAMPLE*

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
--------------------------------------------------------------------------------

                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
         INVESTMENT ALTERNATIVE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
   Account GIS..........................   $70      $112      $156       $229      $20      $ 62      $106       $229
   Account MM...........................    67       103       141        199       17        53        91        199
   Account QB...........................    67       103       141        199       17        53        91        199
   Account TAS..........................    80       142       206        328       30        92       156        328
   Account TB**.........................    81       146       213        342       31        96       163        342
   Account TGIS.........................    80       141       204        325       30        91       154        325
   Account TSB..........................    80       141       204        325       30        91       154        325
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............    72       119       168        253       22        69       118        253
Dreyfus Stock Index Fund................    66       101       138        192       16        51        88        192
High Yield Bond Trust...................    72       118       167        251       22        68       117        251
Managed Assets Trust....................    70       112       156        229       20        62       106        229
AMERICAN ODYSSEY FUNDS, INC.(1)
   Core Equity Fund.....................    70       113       158        233       20        63       108        233
   Emerging Opportunities Fund..........    73       120       170        257       23        70       120        257
   Global High-Yield Bond Fund..........    72       119       168        253       22        69       118        253
   Intermediate-Term Bond Fund..........    70       111       155        228       20        61       105        228
   International Equity Fund............    71       115       162        241       21        65       112        241
   Long-Term Bond Fund..................    70       112       156        229       20        62       106        229
AMERICAN ODYSSEY FUNDS, INC.(2)
   Core Equity Fund.....................    83       150       220        355       33       100       170        355
   Emerging Opportunities Fund..........    85       157       231        376       35       107       181        376
   Global High-Yield Bond Fund..........    85       156       229        372       35       106       179        372
   Intermediate-Term Bond Fund..........    82       149       217        351       32        99       167        351
   International Equity Fund............    84       152       224        362       34       102       174        362
   Long-Term Bond Fund..................    82       149       218        351       32        99       168        351
DREYFUS VARIABLE INVESTMENT FUND
   Small Cap Portfolio..................    72       117       165        247       22        67       115        247
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
   Templeton Asset Strategy Fund - Class
     1..................................    72       117       165        247       22        67       115        247
   Templeton Global Income Securities
     Fund - Class 1.....................    70       113       158        234       20        63       108        233
   Templeton Growth Securities Fund -
     Class 1............................    73       120       170        258       23        70       120        258
TRAVELERS SERIES FUND INC.
   Alliance Growth Portfolio............    72       118       167        252       22        68       117        252
   INVESCO Strategic Income
     Portfolio**........................    75       128       183        283       25        78       133        283
   MFS Total Return Portfolio...........    72       119       168        254       22        69       118        254
   Putnam Diversified Income
     Portfolio..........................    72       119       168        253       22        69       118        253
   Smith Barney High Income Portfolio...    71       113       159        235       21        63       109        235
   Smith Barney International Equity
     Portfolio..........................    74       124       176        270       24        74       126        270
   Smith Barney Large Cap Value
     Portfolio..........................    71       114       159        236       21        64       109        236
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock
     Portfolio..........................    73       122       174        265       23        72       124        265
   Social Awareness Stock Portfolio.....    72       118       166        250       22        68       116        250
   U.S. Government Securities
     Portfolio..........................    69       108       150        216       19        58       100        216
   Utilities Portfolio..................    73       120       170        258       23        70       120        258
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio - Initial
     Class..............................    70       110       154        225       20        60       104        225
   Growth Portfolio - Initial Class.....    70       113       158        234       20        63       108        234
   High Income Portfolio - Initial
     Class..............................    71       114       160        238       21        64       110        238
VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio - Initial
     Class..............................    70       112       157        231       20        62       107        231

 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF 0.1125% OF ASSETS.

** Not currently available to new Contract Owners.

(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.

(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Universal Annuity is a contract between the contract owner ("you"), and The Travelers Insurance Company (called "us" or the "Company"). You make purchase payments to us and we credit them to your Contract. The Company promises to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one fixed account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The cash value is the amount of purchase payments, plus or minus any investment experience or interest. The contract value also reflects all surrenders made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to an owner is called the individual account or participant's interest.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to the Company's Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

The initial purchase payment must be paid before the Contract becomes effective.

Minimum purchase payment amounts are:
  - IRAs: $1,000
  - Other tax-qualified retirement plans: $20 per participant (subject to plan requirements)
  - Nonqualified contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial purchase payment within two business days after we receive it in good order at our Home Office. Subsequent purchase payments received in good order will be credited within one business day, if received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open. Our business day ends at 4:00 p.m. Eastern time, unless we need to close earlier due to an emergency.

ACCUMULATION UNITS

The period between the contract effective date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

You choose which of the following variable funding options to have your purchase payments allocated to. These include the managed separate accounts and the subsections of the Separate Account, which invest in the underlying mutual funds ("underlying funds"). You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. You are not investing directly in the underlying fund. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

If any of the funding options becomes unavailable for allocating purchase payments, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
  Travelers Growth and       Seeks long-term accumulation of principal through         Travelers Asset Management
  Income Stock Account       capital appreciation and retention of net investment      International Company LLC
                             income.                                                   ("TAMIC") Subadviser: The
                                                                                       Travelers Investment
                                                                                       Management Company
                                                                                       ("TIMCO")
  Travelers Money Market     Seeks preservation of capital, a high degree of           TAMIC
  Account                    liquidity and the highest possible current income
                             available from certain short-term money market
                             securities.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Account                    total return.
  Travelers Timed            Seeks growth of capital by investing primarily in a       TIMCO
  Aggressive Stock Account   broadly diversified portfolio of common stocks.
  Travelers Timed Growth     Seeks long-term accumulation of principal through         TIMCO
  and Income Stock           capital appreciation and retention of net investment
                             income.
  Travelers Timed            Seeks high current income with limited price volatility.  TIMCO
  Short-Term Bond Account
FUND U FUNDING OPTIONS
Capital Appreciation Fund    Seeks growth of capital through the use of common         TAMIC
                             stocks. Income is not an objective. The Fund invests      Subadviser: Janus Capital
                             principally in common stocks of small to large companies  Corp.
                             which are expected to experience wide fluctuations in
                             price in both rising and declining markets.
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
High Yield Bond Trust        Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust         Seeks high total investment return through a fully        TAMIC Subadviser: TIMCO
                             managed investment policy in a portfolio of equity, debt
                             and convertible securities.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadvisers: Equinox
                                                                                       Capital Management, LLC;
                                                                                       Putnam Investment
                                                                                       Management Inc.; and State
                                                                                       Street Global Advisors.
  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subadvisers: SG Cowen
                                                                                       Asset Management;
                                                                                       Chartwell Investment
                                                                                       Partners; and State Street
                                                                                       Global Advisors.
  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund                       appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: Credit Suisse
                             abroad.                                                   Asset Management
  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.
  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited
  Long-Term Bond Fund        Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Templeton Asset Strategy   Seeks a high level of total return with reduced risk      Templeton Investment
  Fund (Class 1)             over the long term through a flexible policy of           Counsel, Inc.
                             investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Global Income    Seeks high current income by investing primarily in debt  Franklin Advisers, Inc.
  Securities Fund (Class 1)  securities of companies, governments and government       Subadviser: Templeton
                             agencies of various nations throughout the world.         Investment Counsel, Inc.
  Templeton Growth           Seeks capital growth by investing primarily in common     Templeton Global Advisors
  Securities Fund (Class 1)  stocks issued by companies, large and small, in various   Limited
                             nations throughout the world.
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA Subadviser:
  Portfolio                  portfolio entirely invested in equity securities)         Massachusetts Financial
                             consistent with the prudent employment of capital.        Services Company ("MFS")
                             Generally, at least 40% of the Portfolio's assets will
                             be invested in equity securities.
  Putnam Diversified Income  Seeks high current income consistent with preservation    TIA Subadviser: Putnam
  Portfolio                  of capital. The Portfolio will allocate its investments   Investment Management,
                             among the U.S. Government Sector, the High Yield Sector,  Inc.
                             and the International Sector of the fixed income
                             securities markets.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      SSB Citi Fund Management
  Portfolio                  secondary objective. The Portfolio will invest at least   LLC ("SSB Citi")
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   SSB Citi
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   SSB Citi
  Value Portfolio            capital by investing primarily, but not exclusively, in
                             common stocks.
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC Subadvisor: TIMCO
  Portfolio                  broadly diversified portfolio of common stocks.
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     SSB Citi
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio       investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    SSB Citi
                             and debt securities of companies in the utility
                             industries.
VARIABLE INSURANCE PRODUCTS
  Equity Income Portfolio--  Seeks reasonable income by investing primarily in         Fidelity Management &
  Initial Class              income- producing equity securities, in choosing these    Research Company ("FMR")
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.
  Growth Portfolio--Initial  Seeks capital appreciation by purchasing common stocks    FMR
  Class                      of well-known, established companies, and small emerging
                             growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  High Income Portfolio--    Seeks to obtain a high level of current income by         FMR
  Initial Class              investing primarily in high yielding, lower-rated,
                             fixed-income securities, while also considering growth
                             of capital.
VARIABLE INSURANCE PRODUCTS II
  Asset Manager Portfolio--  Seeks high total return with reduced risk over the        FMR
  Initial Class              long-term by allocating its assets among stocks, bonds
                             and short-term fixed-income instruments.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your Travelers sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a purchase payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

          (a)  any purchase payments to which no withdrawal charge applies; then

          (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a); then

          (c) from any purchase payments to which withdrawal charges apply (on a first-in, first-out basis); and, finally

          (d) from any Contract earnings.

NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.

We will not deduct a withdrawal charge (1) from the distribution of death proceeds; or (2) after the first contract year, upon election of an annuity payout (based upon life expectancy); or (3) made due to minimum distribution requirements.

The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous Contract year. The free withdrawal provision applies to all partial withdrawals. We reserve the right to not permit the provision on a full surrender. In Washington state, the free withdrawal provision applies to all withdrawals.

ADMINISTRATIVE CHARGE

We deduct a semiannual administrative charge of $15 for each individual account maintained. The administrative charge will be deducted from the account in June and December of each year. The first charge will be prorated (i.e. calculated) from the date of purchase. A prorated charge will also be made if the Contract is completely withdrawn or terminated. This charge does not apply after an annuity payout has begun. The administrative charge will be deducted from the cash value by canceling accumulation units in each funding option on a pro rata basis. This charge will not be deducted from amounts held in the Fixed Account.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, the Company deducts a mortality and expense risk ("M&E") charge from amounts held in the Separate Accounts. This charge, on an annual basis, is 1.25% of the Separate Account value. (This charge equals 0.003425% for each business day.) We reserve the right to lower this charge at any time. This charge compensates the Company for various risks assumed, benefits provided and expenses incurred, including commission payments to Travelers sales agents.

FUNDING OPTION EXPENSES

The charges and expenses of the funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5% depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from the cash value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when we have a tax liability under state law.

TACTICAL ASSET ALLOCATION SERVICES FEES

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, Copeland receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 tactical asset allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See "Tactical Asset Allocation Services.")

MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND FEES

The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.

The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account TAS..........................  0.35% of average daily net assets
Account TGIS.........................  0.3233% of average daily net assets
Account TSB..........................  0.3233% of average daily net assets

Travelers Asset Management International Company LLC ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB, MM and TB.

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
                                       0.65% of the first $500,000,000,
Account GIS..........................  plus
                                       0.55% of the next $500,000,000, plus
                                       0.50% of the next $500,000,000, plus
                                       0.45% of the next $500,000,000, plus
                                       0.40% of amounts over $2,000,000,000
                                         (of Account GIS's aggregate net
                                         asset value)
Account TB...........................  0.50% of the first $50,000,000, plus
                                       0.40% of the next $100,000,000, plus
                                       0.30% of the next $100,000,000, plus
                                       0.25% of amounts over $250,000,000
                                         (of Account TB's aggregate net
                                         asset value)
Account QB...........................  0.3233% of average daily net assets
Account MM...........................  0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

                                                    AGGREGATE
  ANNUAL                                            NET ASSET
SUBADVISORY                                          VALUE OF
    FEE                                            THE ACCOUNT
-----------                                        -----------
  0.45 %               of the first               $  700,000,000plus
  0.275%               of the next                $  300,000,000plus
  0.25 %               of the next                $  500,000,000plus
  0.225%               of the next                $  500,000,000plus
  0.20 %               of amounts over            $2,000,000,000

TIMCO also acts as investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts

     - affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company

     - nonaffiliated insurance companies.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between funding options. Transfers are made at the value(s) next determined after we receive your request at the Home Office. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses. After the maturity date, you may make transfers between funding options only with our consent. Please refer to Appendix B for information about transfers between the Fixed Account and the funding options.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, more accumulation units are purchased in a funding option if the value per unit is low and fewer accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.

You may elect the DCA Program through written request or other method acceptable to the Company. Certain minimums may apply to enroll in the program and to amounts transferred.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, Travelers may credit increased interest rates to contract owners under an administrative Special DCA Program established at the discretion of Travelers, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on funds in the Special DCA Program and all purchase payments and accrued interest must be transferred on a level basis to the selected funding option in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and all purchase payments and accrued interest in this Program must be transferred on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, your contract value will be credited for the remainder of 6 or 12 months with the interest rate for non-Program funds.

A contract owner may only have one DCA Program or Special DCA Program in place at one time. Any subsequent purchase payments received by the Company within the Program period selected will be allocated to the current funding options over the remainder of that Program transfer period, unless otherwise directed by the contract owner.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ASSET ALLOCATION ADVICE

You may elect to enter into a separate advisory agreement with Copeland, an affiliate of the Company. For a fee, Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. The CHART program may not be available in all marketing programs through which this Contract is sold.

                       TACTICAL ASSET ALLOCATION SERVICES
--------------------------------------------------------------------------------

Accounts TGIS, TSB and TAS ("Market Timed Accounts") are funding options available to individuals who have entered into tactical asset allocation services agreements ("Tactical Asset Allocation agreements") with registered investment advisers who provide tactical asset allocation services ("registered investment advisers"). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the tactical asset allocation agreements.

Copeland, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. Copeland also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by Copeland.

We deduct the tactical asset allocation fee from the assets of the Market Timed Accounts. Although the Tactical Asset Allocation agreements are between you and Copeland, we are solely responsible for payment of the fee to Copeland. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to Copeland. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the tactical asset allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.


Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

TACTICAL ASSET ALLOCATION RISKS

If you invest in the Market Timed Accounts without a tactical asset allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these Accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Under a group Contract, before a participant's maturity date, we will pay all or any portion of that participant's cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted to the owner or participant, as provided in the plan. A group contract owner's account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual Contract, the contract owner may redeem all or any portion of the cash surrender value any time before the maturity date. Unless you submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The cash surrender value will be determined as of the business day after we receive the surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawal that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59 1/2, unless withdrawn due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")

SYSTEMATIC WITHDRAWALS

Each contract year, you may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where permitted by law).

Each systematic withdrawal is subject to federal income tax on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawal.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom the contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the contract provided you have not named an irrevocable beneficiary and provided the Contract is not assigned.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, joint owners (e.g. spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds upon the death of the annuitant or a contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless different shares are recorded with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has chosen not to assume the contract, the death benefit proceeds will be held in a fixed account until the beneficiary elects a Settlement Option or takes a distribution.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.

A contingent annuitant may not be changed, deleted or added after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH PROCEEDS BEFORE THE MATURITY DATE

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans and any premium taxes due.

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                 INDIVIDUAL CONTRACT                                    GROUP CONTRACT
------------------------------------------------------------------------------------------------------
 IF ANNUITANT DIES ON OR AFTER AGE 75, AND BEFORE THE     IF PARTICIPANT DIES ON OR AFTER AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
 Amount paid: the cash value of the Contract              Amount paid: the participant's interest
                                                          under the Contract
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 IF ANNUITANT DIES BEFORE AGE 75, AND BEFORE THE          IF PARTICIPANT DIES BEFORE AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
 Amount paid: the greater of (1),(2) or (3) below:        Amount paid: the greatest of (1), (2) or (3)
                                                          below:
------------------------------------------------------------------------------------------------------
 (1) the cash value                                       (1) the participant's interest
------------------------------------------------------------------------------------------------------
 (2) the total purchase payments made, less any prior     (2) the total purchase payments made on
     withdrawals or loans                                     behalf of the participant, less any
                                                              prior withdrawals or loans
------------------------------------------------------------------------------------------------------
 (3) the cash value on the 5(th) multiple contract        (3) the participant's interest on the 5(th)
     year anniversary (i.e., 5(th), 10(th), 15(th),           multiple certificate year anniversary
     etc.) less any withdrawals made since that               (i.e., 5(th), 10(th), 15(th), etc.) less
     anniversary before we receive proof of death             any withdrawals made since that
                                                              anniversary before we receive proof of
                                                              death.
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PAYMENT OF PROCEEDS

The process of paying death benefit proceeds before the maturity date under various situations for nonqualified contracts and qualified contracts is summarized in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE            UNLESS...              MANDATORY PAYOUT
        THE DEATH OF THE               PROCEEDS TO:                                            RULES APPLY*
--------------------------------------------------------------------------------------------------------------
 Owner (who is not the           The beneficiary (ies),     Unless, the beneficiary is      Yes
 annuitant) (with no joint       or if none, to the         the contract owner's spouse
 owner)                          contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------
 Owner (who is the annuitant)    The beneficiary (ies),     Unless, the beneficiary is      Yes
 (with no joint owner)           or if none, to the         the contract owner's spouse
                                 contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE            UNLESS...              MANDATORY PAYOUT
        THE DEATH OF THE               PROCEEDS TO:                                            RULES APPLY*
--------------------------------------------------------------------------------------------------------------
 Joint Owner (who is not the     The surviving joint        Unless the surviving joint      Yes
 annuitant)                      owner.                     owner is the spouse and
                                                            elects to assume and continue
                                                            the contract.
--------------------------------------------------------------------------------------------------------------
 Joint Owner (who is the         The beneficiary (ies),     Unless the beneficiary is the   Yes
 annuitant)                      or if none, to the         contract owner's spouse and
                                 contract owner's estate.   the spouse elects to assume
                                                            and continue the contract.
                                                            Or, unless there is a
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner. If the
                                                            surviving joint owner is the
                                                            spouse, the spouse may elect
                                                            to assume and continue the
                                                            contract.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is not the       The beneficiary (ies).     Unless, there is a contingent   No
 contract owner)                                            annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is the contract  See death of "owner who                                    N/A
 owner)                          is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
 Annuitant (where owner is a     The beneficiary (ies)                                      Yes (Death of
 nonnatural person/trust)        (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
 Contingent Annuitant (assuming  No death proceeds are      N/A
 annuitant is still alive)       payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death.

                              QUALIFIED CONTRACTS

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BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE            UNLESS...              MANDATORY PAYOUT
        THE DEATH OF THE               PROCEEDS TO:                                         RULES APPLY (SEE *
                                                                                                  ABOVE)
--------------------------------------------------------------------------------------------------------------
 Owner/Annuitant                 The beneficiary (ies),                                     Yes
                                 or if none, >to the
                                 contract owner's estate.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive scheduled annuity payments. You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity payments will begin on the maturity date stated in the Contract/ Certificate unless it has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income options that are not based on any lifetime are also available. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the Contract. Under nonqualified Contracts, unless you elect otherwise, the maturity date will be the annuitant's 75th birthday or ten years after the effective date of the Contract, if later. Under qualified Contracts, the maturity date must be before the individual's 70th birthday, unless we consent to a later date.

At least 30 days before the original maturity date, you may extend the maturity date to any time prior to the annuitant's 85th birthday or to a later date with our consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified Contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, no election has been made to the contrary, the contract value will be applied to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. The number of annuity units credited to the Contract is determined by dividing the first monthly annuity payment attributable to each funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. An annuity unit is used to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. If a variable annuity is elected, the amount applied to it will be the value of the funding options as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected and the annuitant's adjusted age. A formula for determining the adjusted age is contained in the Contract. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of contract value applied to that annuity option and factors in an assumed daily net investment factor. The Assumed Daily Net Investment factor corresponds to an annual interest rate of 3%, used to determine the guaranteed payout rates shown. If investment rates are higher at the time annuitization is selected, payout rates will be higher than those shown. The Company reserves the right to require satisfactory proof of age of any person on whose life annuity payments are based before making the first payment under any of the payment options.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will be equal to the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount applied to begin the annuity will be the contract value, determined as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

On the maturity date, we will pay the amount due under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of Section 401(a)(9) of the Internal Revenue Code.

Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Thus, the participant may outlive the payment period. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option.

The minimum amount that can be placed under an annuity option or income option, is $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.

AUTOMATIC OPTION -- Unless we are directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.

Unless the plan provides otherwise, if the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.

ANNUITY OPTIONS

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are periodic payments made by the Company which are not based on the life of the participant.

The cash surrender value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash surrender value during the Accumulation Phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash surrender value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash surrender value under this option over the amount applied under this option. No payment will be made if the cash surrender value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the participant's attainment of age 70 1/2.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

For individual contracts, you may return the Contract for a full refund of the cash value (including charges) within ten days after you receive it (the "right to return period"). You bear the investment risk on the purchase payment during the right to return period; therefore, the cash value returned may be greater or less than your purchase payment.

If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the cash value (including charges) will be refunded.

For group Contracts issued in the state of New York, during the 20 days after receiving a certificate, the participant may return it to us, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the contract owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.

The cash value will be determined following the close of the business day on which we receive the Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, the Company will comply. Refer to your Contract for any state-specific information.

The right to return is not available to participants of the Texas Optional Retirement Program.

TERMINATION OF INDIVIDUAL CONTRACT

You do not need to make any purchase payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no purchase payments have been made for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. the premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this Contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

                               OTHER INFORMATION
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THE INSURANCE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the insurance company and for the separate accounts are located in the Statement of Additional Information.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is CFBDS, Inc., 21 Milk St., Boston, MA. CFBDS, Inc. is not affiliated with the Company or the Separate Account. However, it is currently anticipated that Travelers Distribution LLC, an affiliated broker-dealer, may become the principal underwriter for the Contracts during the year 2000.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, contract value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting. The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, on defendants' motion, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. Plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Defendants petitioned the Georgia Supreme Court to hear an appeal from the decision of the Court of Appeals, and the petition was granted in May 1998. In September 1999, oral argument on defendants' petition was heard and, on February 28, 2000, the Georgia Supreme Court affirmed the Georgia County Appeals and remanded the matter to the Superior Court of Richmond County. In March 2000, defendants moved the Georgia Supreme Court to reconsider its February 28, 2000 decision, and that motion remains pending. Proceedings in the trial court have been stayed pending appeal. Defendants intend to vigorously contest the litigation.

                             THE SEPARATE ACCOUNTS
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THE SEPARATE ACCOUNTS

Two different types of separate accounts are available to Fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of the underlying funds.

The second type of separate account available under the Contract, the "managed separate accounts," (Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.

Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the nonstandardized average annual total returns will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES. The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans, and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

Assets in the separate accounts, also referred to as segregated asset accounts, must be owned by the Company and not by the Contract Owner for federal income tax purposes. Otherwise, the deferral of taxes is lost and income and gains from the accounts would be includable annually in the Contract Owner's gross income.

The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses an incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department announced, in connection with the issuance of temporary regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement, dated September 15, 1986, also stated that the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The Company does not know if such guidance will be issued, or if it is, what standards it may set. Furthermore, the Company does not know if such guidance may be issued with retroactive effect. New regulations are generally issued with a prospective-only effect as to future sales or as to future voluntary transactions in existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent Contract Owners from being considered the owner of the assets of the separate account.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                           MANAGED SEPARATE ACCOUNTS
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As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several underlying funding options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed separate accounts (the "Accounts") also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts' investment objectives will be achieved.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
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INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

        - fixed-income securities such as bonds and notes, including U.S. Government securities;

        - exchange-traded stock index futures

        - covered call options, put options

        - foreign securities

For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities;

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)
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INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  F. Denney Voss

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS:  Investment grade debt securities and money market instruments.

SELECTION PROCESS: The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

          - treasury bills

          - repurchase agreements

          - commercial paper

          - certificates of deposit

          - banker's acceptances
          - bonds, notes, debentures

          - convertible securities

          - when-issued securities

          - interest rate future contracts

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the "Investments, Practices and Risks" section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT MM)
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INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  Emil J. Molinaro, Jr.

INVESTMENT OBJECTIVE: Preservation of capital, a high degree of liquidity and high current income.

KEY INVESTMENTS:  Money market instruments.

SELECTION PROCESS: The Account is a "money market" Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.

COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs.
                               These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. GOVERNMENT MONEY MARKET
SECURITIES                     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.

CREDIT AND LIQUIDITY
ENHANCEMENTS                   Enhancements include letters of credit,
                               guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund's share price.

PUT FEATURES                   Entitle the holder to put or sell a security back
                               to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider's creditworthiness affects the credit quality of the investment.

VARIABLE AND FLOATING RATE
SECURITIES                     Have interest rates that adjust periodically,
                               which may be either at specific intervals or whenever an external benchmark rate changes.
                               Interest-rate adjustments are designed to help maintain a stable price for the security.

REPURCHASE AGREEMENTS          These agreements permit the Account to buy a
                               security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGERS:  Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

        - fixed-income securities such as bonds and notes;

        - including U.S. Government securities

        - covered call options, put options

        - foreign securities

For a complete list of all investments available to Account TGIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Emil Molinaro, Jr.

INVESTMENT OBJECTIVE: High current income with limited price volatility while maintaining a high degree of liquidity.

KEY INVESTMENTS:  High quality fixed-income securities.

SELECTION PROCESS: The Account invests in high quality U.S. dollar denominated instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.

COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial
                               Paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least
                               AA with final maturities of 18 months or less at time of purchase.

U.S. GOVERNMENT SECURITIES     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               Government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.

REPURCHASE AGREEMENTS          Permit the Account to buy a security at one price
                               and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Sandip Bhagat

INVESTMENT OBJECTIVE:  Growth of capital.

KEY INVESTMENTS:  Common stock of mid-size U.S. companies.

SELECTION PROCESS: In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

- convertible securities                          - illiquid securities
- rights and warrants                             - money market instruments
- foreign securities                              - call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the "Investments, Practices and Risks" Section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)
--------------------------------------------------------------------------------

NOTE: The Travelers Timed Bond Account is not currently available to new contract owners.

INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  Richard John

INVESTMENT OBJECTIVE:  Current income and total return.

KEY INVESTMENTS:  Highest credit quality debt securities.

SELECTION PROCESS: Account TB invests primarily in direct or indirect obligations of the United States and its instrumentalities, and in obligations of independent Federal Agencies. These debt securities include, but are not limited to Treasury Bills, Treasury Notes and Treasury Bonds. Some examples of the U.S. instrumentalities, enterprises or agencies in whose Securities the Account may invest are:

- Government National Mortgage Association        - Farm Credit System
- Small Business Administration                   - Federal Home Loan Mortgage Corporation
- Federal Housing Association                     - Student Loan Marketing Association
- Export -- Import Bank of the U.S.

For a complete list of all investments available to Account TB, please refer to the "Investments at a Glance" at the end of this section and in the SAI.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: In addition, Account TB may use exchange-traded futures contracts to facilitate market timed moves, and as a hedge to protect against changes in interest rates. A complete description of all investments and associated risks is contained in the SAI. These additional investments include, but are not limited to :

     - money market investments

     - when-issued securities

     - covered call options

PRINCIPAL RISK FACTORS: Account TB is most subject to fixed-income securities risk and market timing risk. For a complete discussion of these and other risks carried by the investments of Account TB, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TB.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.

                    INVESTMENTS, PRACTICES AND RISKS OF THE
                           MANAGED SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
Each Account invests in various instruments subject to its particular investment policy. The Accounts invest in some or all of the following, as indicated below and in the Statement of Additional Information. For a free copy of the Statement of Additional Information, see the front cover of this prospectus.

EQUITIES
(GIS, QB, TAS, TGIS)           Equity securities include common and preferred
                               stock, warrants, rights, depository receipts and shares, trust certificates, and real estate instruments.

                               Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

                               Equity securities that are traded
                               over-the-counter may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

                               When you sell your shares, they may be worth more or less than what you paid for them.

FIXED INCOME INVESTMENTS
(All Accounts)                 Each Account may invest in fixed income
                               securities. Fixed income securities include U.S.
                               government securities, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by its issuer's credit quality. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

TACTICAL ASSET ALLOCATION
RISKS
(TAS, TGIS, TG, TSB)           If you participate in a tactical asset allocation
                               agreement, you may be subject to the following additional risks: (1) higher transaction costs;
                               (2) higher portfolio turnover rate; (3)
                               investment return goals not being achieved by the registered investment advisers which provide tactical asset allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one tactical asset allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed
                               Account may bear a higher portion of the expense for the transfer.

FOREIGN SECURITIES
(GIS, QB, TAS, TGIS)           An investment in foreign securities involves risk
                               in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Account also bears an "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Account invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Account's assets.

DERIVATIVES AND HEDGING
TECHNIQUES
(GIS, QB, TAS, TGIS, TB)       An Account may use derivative contracts, such as
                               futures and options on securities, for any of the following purposes:

                               - To hedge against the economic impact of adverse
                                 changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates;

                               - As a substitute for buying or selling
                                 securities

                               - To enhance return

                               Even a small investment in derivative contracts can have a big impact on an Account's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                               For a more complete description of derivative and hedging techniques and their associated risks, please refer to the Statement of Additional Information.

OTHER RISK FACTORS

SELECTION RISK
(GIS, QB, TAS, TGIS)           Account investors are subject to selection risk
                               in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITIONS
(All Accounts)                 The Accounts may depart from principal investment
                               strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in various types of money market and short-term debt securities. If an Account takes a temporary defensive position, it is not pursuing its investment goal.

                            INVESTMENTS AT A GLANCE
--------------------------------------------------------------------------------

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.


---------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT TECHNIQUES                           GIS          MM          QB         TAS        TGIS         TSB          TB
---------------------------------------------------------------------------------------------------------------------------------
 Affiliated Bank Transactions
---------------------------------------------------------------------------------------------------------------------------------
 American Depositary Receipts                       X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Mortgage Securities                   X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Bankers Acceptances                                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Buying Put and Call Options                        X                                   X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Certificates of Deposit                            X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                                   X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Convertible Securities                             X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Corporate Asset-Backed Securities                  X                       X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                                    X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities
---------------------------------------------------------------------------------------------------------------------------------
 Equity Securities                                  X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Floating & Variable Rate Instruments               X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                                 X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Forward Contracts on Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                  X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Indexed Securities                                                         X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Index Futures Contracts                            X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Investment Company Securities
---------------------------------------------------------------------------------------------------------------------------------
 Investment in Unseasoned Companies                 X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities
---------------------------------------------------------------------------------------------------------------------------------
 Letters of Credit                                  X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Loan Participations
---------------------------------------------------------------------------------------------------------------------------------
 Money Market Instruments                           X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies
---------------------------------------------------------------------------------------------------------------------------------
 Options on Index Futures Contracts                 X                       X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Options on Stock Indices                           X                                               X
---------------------------------------------------------------------------------------------------------------------------------
 Other Direct Indebtedness                                      X                                                           X
---------------------------------------------------------------------------------------------------------------------------------
 Real Estate-Related Instruments                    X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                              X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                      X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Short Sales "Against the Box"
---------------------------------------------------------------------------------------------------------------------------------
 Short-Term Money Market Instruments                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Swap Agreements
---------------------------------------------------------------------------------------------------------------------------------
 Temporary Bank Borrowing                           X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                         X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Variable Amount Master Demand Notes                X           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 When-Issued and Delayed Delivery Securities        X                       X           X           X                       X
---------------------------------------------------------------------------------------------------------------------------------
 Writing Covered Call Options                       X                                   X           X                       X
---------------------------------------------------------------------------------------------------------------------------------

                                                                        APPENDIX
                                                                               A
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                              1999                   1998                  1997                 1996
                                       -------------------    -------------------    -----------------    -----------------
                                          Q          NQ          Q          NQ          Q         NQ         Q         NQ
---------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...    $  6.033    $ 6.257    $  3.779    $ 3.920    $ 3.034    $3.146    $ 2.396    $2.485
 Unit Value at end of year.........       9.148      9.487       6.033      6.257      3.779     3.920      3.034     3.146
 Number of units outstanding at end
   of year (thousands).............     131,075     11,805     104,732     11,574     84,250     9,791     64,294     7,828
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...    $  3.432    $ 3.468    $  3.261    $ 3.295    $ 2.833    $2.863    $ 2.472    $2.498
 Unit Value at end of year.........       3.539      3.576       3.432      3.468      3.261     3.295      2.833     2.863
 Number of units outstanding at end
   of year (thousands).............       6,319        898       6,959      1,011      6,673       973      5,312       657
MANAGED ASSETS TRUST
 Unit Value at beginning of year...    $  4.462    $ 4.802    $  3.720    $ 4.004    $ 3.105    $3.342    $ 2.763    $2.975
 Unit Value at end of year.........       5.033      5.417       4.462      4.802      3.720     4.004      3.105     3.342
 Number of units outstanding at end
   of year (thousands).............      54,963      6,248      53,900      5,958     53,841     5,164     55,055     4,632

                                           1995
                                     -----------------
                                        Q         NQ
-----------------------------------  -----------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...  $ 1.779    $1.845
 Unit Value at end of year.........    2.396     2.485
 Number of units outstanding at end
   of year (thousands).............   45,979     4,415
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...  $ 2.167    $2.189
 Unit Value at end of year.........    2.472     2.498
 Number of units outstanding at end
   of year (thousands).............    4,592       498
MANAGED ASSETS TRUST
 Unit Value at beginning of year...  $ 2.201    $2.369
 Unit Value at end of year.........    2.763     2.975
 Number of units outstanding at end
   of year (thousands).............   57,020     4,114

                                             1994                 1993                 1992                 1991            1990
                                       -----------------    -----------------    -----------------    -----------------    -------
                                          Q         NQ         Q         NQ         Q         NQ         Q         NQ         Q
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...    $ 1.892    $1.962    $ 1.665    $1.727    $ 1.433    $1.487    $ 1.075    $1.114    $ 1.157
 Unit Value at end of year.........      1.779     1.845      1.892     1.962      1.665     1.727      1.433     1.487      1.075
 Number of units outstanding at end
   of year (thousands).............     40,160     3,605     30,003     2,825     16,453     1,020     12,703       887     11,356
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...    $ 2.222    $2.245    $ 1.974    $1.994    $ 1.767    $1.785    $ 1.418    $1.433    $ 1.573
 Unit Value at end of year.........      2.167     2.189      2.222     2.245      1.976     1.994      1.767     1.785      1.418
 Number of units outstanding at end
   of year (thousands).............      4,708       585      5,066       603      4,730       428      4,018       344      4,045
MANAGED ASSETS TRUST
 Unit Value at beginning of year...    $ 2.281    $2.455    $ 2.111    $2.273    $ 2.034    $2.189    $ 1.691    $1.821    $ 1.671
 Unit Value at end of year.........      2.201     2.369      2.281     2.455      2.111     2.273      2.034     2.189      1.691
 Number of units outstanding at end
   of year (thousands).............     58,355     4,813     63,538     4,490     65,926     4,120     58,106     3,359     51,489

                                      1990
                                     ------
                                       NQ
-----------------------------------  ------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...  $1.200
 Unit Value at end of year.........   1.114
 Number of units outstanding at end
   of year (thousands).............     553
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...  $1.590
 Unit Value at end of year.........   1.433
 Number of units outstanding at end
   of year (thousands).............     341
MANAGED ASSETS TRUST
 Unit Value at beginning of year...  $1.799
 Unit Value at end of year.........   1.821
 Number of units outstanding at end
   of year (thousands).............   2,744

 Q = Qualified
NQ = NonQualified
The financial statements of Fund U and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                              1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND (1/92)*
  Unit Value at beginning of year.........  $  3.110   $  2.456   $  1.870   $  1.546   $  1.144   $  1.148   $  1.064   $  1.000
  Unit Value at end of year...............     3.704      3.110      2.456      1.870      1.546      1.144      1.148      1.064
  Number of units outstanding at end of
    year (thousands)......................   168,819    147,531    109,317     66,098     43,247     31,600     26,789     12,089
AMERICAN ODYSSEY FUNDS, INC.
  AMERICAN ODYSSEY CORE EQUITY FUND
    (6/93)*
  Unit Value at beginning of period.......  $  2.445   $  2.143   $  1.647   $  1.354   $   .990   $  1.012   $  1.000         --
  Unit Value at end of period.............     2.408      2.445      2.143      1.647      1.354       .990      1.012         --
  Number of units outstanding at end of
    period (thousands)....................   176,542    187,872    185,895    170,552    137,330    100,082     37,136         --
  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of period.......  $  1.390   $  1.541   $  1.460   $  1.526   $  1.168   $  1.079   $  1.000         --
  Unit Value at end of period.............     1.877      1.390      1.541      1.460      1.526      1.168      1.079         --
  Number of units outstanding at end of
    period (thousands)....................   181,955    187,717    162,146    122,877    103,815     73,838     27,011         --
  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND(1) (5/93)*
  Unit Value at beginning of period.......  $  1.125   $  1.183   $  1.129   $  1.102   $  1.006   $  1.020   $  1.000         --
  Unit Value at end of period.............     1.229      1.125      1.183      1.129      1.102      1.006      1.020         --
  Number of units outstanding at end of
    period (thousands)....................    70,729     70,747     48,929     44,077     24,416     17,611      8,201         --
  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.......  $  1.317   $  1.229   $  1.157   $  1.128   $   .993   $  1.035   $  1.000         --
  Unit Value at end of period.............     1.320      1.317      1.229      1.157      1.128       .993      1.035         --
  Number of units outstanding at end of
    period (thousands)....................    87,217     93,456     86,914     78,211     68,878     50,403     19,564         --
  AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period.......  $  1.806   $  1.592   $  1.534   $  1.274   $  1.084   $  1.180   $  1.000         --
  Unit Value at end of period.............     2.364      1.806      1.592      1.534      1.274      1.084      1.180         --
  Number of units outstanding at end of
    period (thousands)....................   147,994    161,690    143,959    121,896     70,364     47,096     16,944         --
  AMERICAN ODYSSEY LONG-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.......  $  1.456   $  1.352   $  1.221   $  1.221   $   .990   $  1.085   $  1.000         --
  Unit Value at end of period.............     1.398      1.456      1.352      1.221      1.221       .990      1.085         --
  Number of units outstanding at end of
    period (thousands)....................   163,822    170,067    159,728    137,075    101,376     70,928     25,467         --
DREYFUS VARIABLE INVESTMENT FUND
  SMALL CAP PORTFOLIO (5/98)*
  Unit Value at beginning of period.......  $  0.860   $  1.000         --         --         --         --         --         --
  Unit Value at end of period.............     1.046      0.860         --         --         --         --         --         --
  Number of units outstanding at end of
    period (thousands)....................     8,737      4,815         --         --         --         --         --         --
FIDELITY'S VARIABLE INSURANCE PRODUCTS
  FUND
  EQUITY-INCOME PORTFOLIO -- INITIAL CLASS
    (7/93)*
  Unit Value at beginning of period.......  $  2.335   $  2.118   $  1.674   $  1.484   $  1.112   $  1.052   $  1.000         --
  Unit Value at end of period.............     2.452      2.335      2.118      1.674      1.484      1.112      1.052         --
  Number of units outstanding at end of
    period (thousands)....................   216,708    243,964    237,050    205,636    153,463     78,856     13,414         --
  GROWTH PORTFOLIO -- INITIAL CLASS
    (1/92)*
  Unit Value at beginning of year.........  $  3.033   $  2.201   $  1.805   $  1.594   $  1.192   $  1.207   $  1.024   $  1.000
  Unit Value at end of year...............     4.117      3.033      2.201      1.805      1.594      1.192      1.207      1.024
  Number of units outstanding at end of
    year (thousands)......................   301,815    295,980    289,002    274,892    229,299    176,304    101,260     30,240

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                              1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
  HIGH INCOME PORTFOLIO -- INITIAL CLASS
    (2/92)*
  Unit Value at beginning of year.........  $  1.939   $  2.052   $  1.766   $  1.568   $  1.316   $  1.354   $  1.138   $  1.000
  Unit Value at end of year...............     2.071      1.939      2.052      1.766      1.568      1.316      1.354      1.138
  Number of units outstanding at end of
    year (thousands)......................    43,922     49,347     48,895     40,309     32,601     25,813     17,381      4,875
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (1/92)*
  ASSET MANAGER PORTFOLIO
  Unit Value at beginning of year.........  $  2.135   $  1.879   $  1.577   $  1.394   $  1.207   $  1.301   $  1.088   $  1.000
  Unit Value at end of year...............     2.343      2.135      1.879      1.577      1.394      1.207      1.301      1.088
  Number of units outstanding at end of
    year (thousands)......................   193,549    226,655    240,064    249,050    270,795    282,474    162,413     30,207
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  TEMPLETON ASSET ALLOCATION FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year.........  $  2.176   $  2.070   $  1.815   $  1.546   $  1.277   $  1.333   $  1.070   $  1.000
  Unit Value at end of year...............     2.640      2.176      2.070      1.815      1.546      1.277      1.333      1.070
  Number of units outstanding at end of
    year (thousands)......................    88,551    105,824    124,603    113,809    107,460    103,407     51,893     13,888
  TEMPLETON BOND FUND (1/92)*
  (CLASS 1)
  Unit Value at beginning of year.........  $  1.447   $  1.367   $  1.351   $  1.250   $  1.101   $  1.172   $  1.065   $  1.000
  Unit Value at end of year...............     1.345      1.447      1.367      1.351      1.250      1.101      1.172      1.065
  Number of units outstanding at end of
    year (thousands)......................     7,676      9,863     10,502     10,260     10,527     10,186      8,014      3,477
  TEMPLETON STOCK FUND (1/92)*
  (CLASS 1)
  Unit Value at beginning of year.........  $  2.211   $  2.211   $  2.001   $  1.655   $  1.338   $  1.385   $  1.047   $  1.000
  Unit Value at end of year...............     2.819      2.211      2.211      2.001      1.655      1.338      1.385      1.047
  Number of units outstanding at end of
    year (thousands)......................   144,148    164,479    180,876    154,614    122,937    101,462     43,847     10,433
TRAVELERS SERIES FUND
  ALLIANCE GROWTH PORTFOLIO (2/95)*
  Unit Value at beginning of period.......  $  2.664   $  2.091   $  1.640   $  1.284   $  1.000         --         --         --
  Unit Value at end of period.............     3.480      2.664      2.091      1.640      1.284         --         --         --
  Number of units outstanding at end of
    period (thousands)....................    37,608     31,613     19,535     10,809      2,498         --         --         --
  G.T. GLOBAL STRATEGIC INCOME PORTFOLIO**
    (3/95)*
  Unit Value at beginning of period.......  $  1.446   $  1.487   $  1.402   $  1.195   $  1.000         --         --         --
  Unit Value at end of period.............     1.403      1.446      1.487      1.402      1.195         --         --         --
  Number of units outstanding at end of
    period (thousands)....................       193        240        222        242        162         --         --         --
  MFS TOTAL RETURN PORTFOLIO (2/95)*
  Unit Value at beginning of period.......  $  1.798   $  1.630   $  1.362   $  1.205   $  1.000         --         --         --
  Unit Value at end of period.............     1.822      1.798      1.630      1.362      1.205         --         --         --
  Number of units outstanding at end of
    period (thousands)....................    23,142     22,751     14,655      7,302      2,734         --         --         --
  PUTNAM DIVERSIFIED INCOME PORTFOLIO
    (3/95)*
  Unit Value at beginning of period.......  $  1.275   $  1.282   $  1.206   $  1.128   $  1.000         --         --         --
  Unit Value at end of period.............     1.273      1.275      1.282      1.206      1.128         --         --         --
  Number of units outstanding at end of
    period (thousands)....................     6,580      7,549      5,171      2,375        774         --         --         --

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                              1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
G.T. GLOBAL STRATEGIC INCOME PORTFOLIO (CONTINUED)
  SMITH BARNEY HIGH INCOME PORTFOLIO
    (3/95)*
  Unit Value at beginning of period.......  $  1.400   $  1.412   $  1.256   $  1.124   $  1.000         --         --         --
  Unit Value at end of period.............     1.419      1.400      1.412      1.256      1.124         --         --         --
  Number of units outstanding at end of
    period (thousands)....................     2,379      2,256      1,307        553        138         --         --         --
  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (2/95)*
  Unit Value at beginning of period.......  $  1.408   $  1.339   $  1.321   $  1.137   $  1.000         --         --         --
  Unit Value at end of period.............     2.332      1.408      1.339      1.321      1.137         --         --         --
  Number of units outstanding at end of
    period (thousands)....................    11,829      8,376      7,634      5,777        593         --         --         --
  SMITH BARNEY LARGE CAP VALUE PORTFOLIO
    (2/95)*
  (formerly Smith Barney Income and Growth Portfolio)
  Unit Value at beginning of period.......  $  1.999   $  1.843   $  1.474   $  1.246   $  1.000         --         --         --
  Unit Value at end of period.............     1.975      1.999      1.843      1.474      1.246         --         --         --
  Number of units outstanding at end of
    period (thousands)....................    13,365     13,038     10,871      6,133      1,747         --         --         --
TRAVELERS SERIES TRUST
  DISCIPLINED MID CAP STOCK PORTFOLIO
    (5/98)*
  Unit Value at beginning of period.......  $  1.040   $  1.000         --         --         --         --         --         --
  Unit Value at end of period.............     1.165      1.040         --         --         --         --         --         --
  Number of units outstanding at end of
    period (thousands)....................     2,429      1,388         --         --         --         --         --         --
  SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period.......  $  2.842   $  2.176   $  1.731   $  1.461   $  1.109   $  1.153   $  1.086   $  1.000
  Unit Value at end of period.............     3.251      2.842      2.176      1.731      1.461      1.109      1.153      1.086
  Number of units outstanding at end of
    year (thousands)......................    17,999     13,305      9,539      6,355      4,841      3,499      2,920      1,332
  U.S. GOVERNMENT SECURITIES PORTFOLIO
    (1/92)*
  Unit Value at beginning of period.......  $  1.602   $  1.472   $  1.323   $  1.321   $  1.074   $  1.153   $  1.066   $  1.000
  Unit Value at end of period.............     1.517      1.602      1.472      1.323      1.321      1.074      1.153      1.066
  Number of units outstanding at end of
    period (thousands)....................    27,101     36,339     22,809     19,054     21,339     22,709     22,142      8,566
  UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period.......  $  1.969   $  1.686   $  1.363   $  1.284   $  1.005   $  1.000         --         --
  Unit Value at end of period.............     1.943      1.969      1.686      1.363      1.284      1.005         --         --
  Number of units outstanding at end of
    period (thousands)....................    15,035     16,378     12,539     13,258     11,918      5,740         --         --

 * Represents date money was first applied to funding option through Separate Account.

** Not currently available to new Contract Owners in most states.

The financial statements of Fund U and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

"Number of units outstanding at end of period" may include units for contract owners in the payout phase.

(1) Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser were changed pursuant to a shareholder vote effective May 1, 1998.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 31, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1999       1998       1997       1996       1995       1994       1993       1992
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .256   $   .234   $   .228   $   .212   $   .205   $   .189   $   .184   $   .188
 Operating expenses....................        .385       .303       .228       .175       .140       .115       .106       .098
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income (loss)..........       (.129)     (.069)      .000       .037       .065       .074       .078       .090
 Unit Value at beginning of year.......      19.253     14.955     11.371      9.369      6.917      7.007      6.507      6.447
 Net realized and change in unrealized
   gains (losses)......................       4.312      4.367      3.584      1.965      2.387      (.164)      .422      (.030)
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $ 23.436   $ 19.253   $ 14.955   $ 11.371   $  9.369   $  6.917   $  7.007   $  6.507
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $   4.18   $   4.30   $   3.58   $   2.00   $   2.45   $   (.09)  $    .50   $    .06
 Ratio of operating expenses to average
   net assets..........................        1.85%      1.81%      1.70%      1.70%      1.70%      1.65%      1.57%      1.58%
 Ratio of net investment income (loss) to
   average net assets..................        (.62)%     (.41)%      .00%       .36%       .79%      1.05%      1.15%      1.43%
 Number of units outstanding at end of
   year (thousands)....................      32,648     32,051     29,545     27,578     26,688     26,692     28,497     29,661
 Portfolio turnover rate...............          47%        50%        64%        85%        96%       103%        81%       189%
CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1991       1990       1997       1996       1995       1994       1993       1992
--------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .267   $   .243   $   .233   $   .216   $   .208   $   .192   $   .189   $   .192
 Operating expenses....................        .347       .272       .201       .154       .123       .100       .092       .085
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income (loss)..........       (.080)     (.029)      .032       .062       .085       .092       .097       .107
 Unit Value at beginning of year.......      20.017     15.510     11.763      9.668      7.120      7.194      6.664      6.587
 Net realized and change in unrealized
   gains (losses)......................       4.490      4.536      3.715      2.033      2.463      (.166)      .433      (.030)
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $ 24.427   $ 20.017   $ 15.510   $ 11.763   $  9.668   $  7.120   $  7.194   $  6.664
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $   4.41   $   4.51   $   3.75   $   2.10   $   2.55   $   (.07)  $    .53   $    .08
 Ratio of operating expenses to average
   net assets..........................        1.60%      1.56%      1.45%      1.45%      1.45%      1.41%      1.33%      1.33%
 Ratio of net investment income (loss) to
   average net assets..................        (.37)%     (.16)%      .24%       .60%      1.02%      1.30%      1.40%      1.67%
 Number of units outstanding at end of
   year (thousands)....................      12,646     13,894     15,194     16,554     17,896     19,557     21,841     22,516
 Portfolio turnover rate...............          47%        50%        64%        85%        96%       103%        81%       189%

SELECTED PER UNIT DATA
 Total investment income...............    $   .198   $   .192
 Operating expenses....................        .091       .079
                                           --------   --------
 Net investment income (loss)..........        .107       .113
 Unit Value at beginning of year.......       5.048      5.295
 Net realized and change in unrealized
   gains (losses)......................       1.292      (.360)
                                           --------   --------
 Unit Value at end of year.............    $  6.447   $  5.048
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $   1.40   $   (.25)
 Ratio of operating expenses to average
   net assets..........................        1.58%      1.57%
 Ratio of net investment income (loss) to
   average net assets..................        1.86%      2.25%
 Number of units outstanding at end of
   year (thousands)....................      26,235     19,634
 Portfolio turnover rate...............         319%        54%
SELECTED PER UNIT DATA
 Total investment income...............    $   .201   $   .199
 Operating expenses....................        .077       .069
                                           --------   --------
 Net investment income (loss)..........        .124       .130
 Unit Value at beginning of year.......       5.145      5.383
 Net realized and change in unrealized
   gains (losses)......................       1.318      (.368)
                                           --------   --------
 Unit Value at end of year.............    $  6.587   $  5.145
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $   1.44   $   (.24)
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income (loss) to
   average net assets..................        2.11%      2.50%
 Number of units outstanding at end of
   year (thousands)....................      24,868     28,053
 Portfolio turnover rate...............         319%        54%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account QB's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 31, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED PRIOR ON OR AFTER MAY 16, 1983    1999       1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..................       $   .378   $   .350   $   .342   $   .368   $   .319   $   .310   $   .299
 Operating expenses.......................           .091       .088       .082       .078       .073       .069       .067
                                                 --------   --------   --------   --------   --------   --------   --------
 Net investment income....................           .287       .262       .260       .290       .246       .241       .232
 Unit Value at beginning of year..........          5.765      5.393      5.060      4.894      4.274      4.381      4.052
 Net realized and change in unrealized gains
   (losses)...............................          (.242)      .110       .073      (.124)      .374      (.348)      .097
                                                 --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year................       $  5.810   $  5.765   $  5.393   $  5.060   $  4.894   $  4.274   $  4.381
                                                 ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value....       $    .04   $    .37   $    .33   $    .17   $    .62   $   (.11)  $    .33
 Ratio of operating expenses to average net
   assets.................................           1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to average net
   assets.................................           4.97%      4.71%      5.00%      5.87%      5.29%      5.62%      5.41%
 Number of units outstanding at end of year
   (thousands)............................         17,412     21,251     21,521     24,804     27,066     27,033     28,472
 Portfolio turnover rate..................            340%       438%       196%       176%       138%        27%        24%
  CONTRACTS ISSUED PRIOR TO MAY 16, 1983         1992       1991       1990       1996       1995       1994       1993
-------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..................       $   .393   $   .363   $   .353   $   .379   $   .328   $   .318   $   .306
 Operating expenses.......................           .080       .076       .071       .067       .063       .059       .058
                                                 --------   --------   --------   --------   --------   --------   --------
 Net investment income....................           .313       .287       .282       .312       .265       .259       .248
 Unit Value at beginning of year..........          5.994      5.593      5.234      5.050      4.400      4.498      4.150
 Net realized and change in unrealized gains
   (losses)...............................          (.252)      .114       .077      (.128)      .385      (.357)      .100
                                                 --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year................       $  6.055   $  5.994   $  5.593   $  5.234   $  5.050   $  4.400   $  4.498
                                                 ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value....       $    .06   $    .40   $    .36   $    .18   $    .65   $   (.10)  $    .35
 Ratio of operating expenses to average net
   assets.................................           1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to average net
   assets.................................           5.22       4.96%      5.25%      6.12%      5.54%      5.87%      5.66%
 Number of units outstanding at end of year
   (thousands)............................          6,224      6,880      7,683      8,549      9,325     10,694     12,489
 Portfolio turnover rate..................            340%       438%       196%       176%       138%        27%        24%

SELECTED PER UNIT DATA
 Total investment income..................       $   .311   $   .299   $   .277
 Operating expenses.......................           .061       .056       .048
                                                 --------   --------   --------
 Net investment income....................           .250       .243       .229
 Unit Value at beginning of year..........          3.799      3.357      3.129
 Net realized and change in unrealized gains
   (losses)...............................           .003       .199      (.001)
                                                 --------   --------   --------
 Unit Value at end of year................       $  4.052   $  3.799   $  3.357
                                                 ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value....       $    .25   $    .44   $    .23
 Ratio of operating expenses to average net
   assets.................................           1.58%      1.57%      1.57%
 Ratio of net investment income to average net
   assets.................................           6.38%      6.84%      7.06%
 Number of units outstanding at end of year
   (thousands)............................         20,250     17,211     14,245
 Portfolio turnover rate..................             23%        21%        41%
SELECTED PER UNIT DATA
 Total investment income..................       $   .317   $   .304   $   .281
 Operating expenses.......................           .050       .048       .040
                                                 --------   --------   --------
 Net investment income....................           .267       .256       .241
 Unit Value at beginning of year..........          3.880      3.421      3.181
 Net realized and change in unrealized gains
   (losses)...............................           .003       .203      (.001)
                                                 --------   --------   --------
 Unit Value at end of year................       $  4.150   $  3.880   $  3.421
                                                 ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value....       $    .27   $    .46   $    .24
 Ratio of operating expenses to average net
   assets.................................           1.33%      1.33%      1.33%
 Ratio of net investment income to average net
   assets.................................           6.61%      7.09%      7.31%
 Number of units outstanding at end of year
   (thousands)............................         13,416     14,629     16,341
 Portfolio turnover rate..................             23%        21%        41%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account MM's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 31, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED PRIOR ON OR AFTER MAY 16, 1983    1999       1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income..................       $   .130   $   .133   $   .128   $   .121   $   .127   $   .087   $   .065
 Operating expenses.......................           .039       .038       .036       .035       .034       .032       .031
                                                 --------   --------   --------   --------   --------   --------   --------
 Net investment income....................           .091       .095       .092       .086       .093       .055       .034
 Unit Value at beginning of year..........          2.450      2.355      2.263      2.177      2.084      2.029      1.995
 Unit Value at end of year................       $  2.541   $  2.450   $  2.355   $  2.263   $  2.177   $  2.084   $  2.029
                                                 ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value...............       $    .09   $    .10   $    .09   $    .09   $    .09   $    .06   $    .03
 Ratio of operating expenses to average net
   assets.................................           1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to average net
   assets.................................           3.62%      3.95%      4.02%      3.84%      4.36%      2.72%      1.68%
 Number of units outstanding at end of year
   (thousands)............................         70,545     41,570     36,134     38,044     35,721     39,675     34,227
  CONTRACTS ISSUED PRIOR TO MAY 16, 1983         1992       1991       1990       1996       1995       1994       1993
-------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..................       $   .135   $   .138   $   .134   $   .125   $   .130   $   .091   $   .067
 Operating expenses.......................           .034       .033       .032       .030       .030       .028       .027
                                                 --------   --------   --------   --------   --------   --------   --------
 Net investment income....................           .101       .105       .102       .095       .100       .063       .040
 Unit Value at beginning of year..........          2.548      2.443      2.341      2.246      2.146      2.083      2.043
                                                 --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year................       $  2.649   $  2.548   $  2.443   $  2.341   $  2.246   $  2.146   $  2.083
                                                 ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value...............       $    .10   $    .11   $    .10   $    .10   $    .10   $    .06   $    .04
 Ratio of operating expenses to average net
   assets.................................           1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to average net
   assets.................................           3.87%      4.20%      4.27%      4.10%      4.61%      2.98%      1.93%
 Number of units outstanding at end of year
   (thousands)............................             80         91        105        112        206        206        218

                                                 ------------------------------
------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..................       $   .077   $   .118   $   .149
 Operating expenses.......................           .031       .030       .029
                                                 --------   --------   --------
 Net investment income....................           .046       .088       .120
 Unit Value at beginning of year..........          1.949      1.861      1.741
 Unit Value at end of year................       $  1.995   $  1.949   $  1.861
                                                 ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value...............       $    .05   $    .09   $    .12
 Ratio of operating expenses to average net
   assets.................................           1.57%      1.57%      1.57%
 Ratio of net investment income to average net
   assets.................................           2.33%      4.66%      6.68%
 Number of units outstanding at end of year
   (thousands)............................         42,115     55,013     67,343
SELECTED PER UNIT DATA
 Total investment income..................       $   .079   $   .120   $   .151
 Operating expenses.......................           .027       .026       .024
                                                 --------   --------   --------
 Net investment income....................           .052       .094       .127
 Unit Value at beginning of year..........          1.991      1.897      1.770
                                                 --------   --------   --------
 Unit Value at end of year................       $  2.043   $  1.191   $  1.897
                                                 ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value...............       $    .05   $    .09   $    .13
 Ratio of operating expenses to average net
   assets.................................           1.33%      1.33%      1.33%
 Ratio of net investment income to average net
   assets.................................           2.58%      4.90%      6.93%
 Number of units outstanding at end of year
   (thousands)............................            227        262        326

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TGIS's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 1, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                       1999       1998          1997          1996          1995           1994          1993
-------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........  $   .076   $   .064      $   .075      $   .061      $    .083      $   .064       $  .043
 Operating expenses+...............      .136       .110          .090          .069           .057          .041          .042
                                     --------   --------      --------      --------      ---------      --------       -------
 Net investment income (loss)......     (.060)     (.046)        (.015)        (.008)          .026          .023          .001
 Unit Value at beginning of year...  $  4.468   $  3.526      $  2.717      $  2.263      $   1.695      $  1.776       $ 1.689
 Net realized and change in
   unrealized gains
   (losses)........................      .986       .988          .824          .462           .542         (.104)        0.086
                                     --------   --------      --------      --------      ---------      --------       -------
 Unit Value at end of year.........  $  5.394   $  4.468      $  3,526      $  2.717      $   2.263      $  1.695       $ 1.776
                                     ========   ========      ========      ========      =========      ========       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $    .93   $    .94      $    .81      $    .45      $     .57      $   (.08)      $   .09
 Ratio of operating expenses to
   average net assets*+............      2.82%      2.82%         2.82%         2.82%          2.82%         2.82%         2.82%
 Ratio of net investment income
   (loss) to average net assets*...     (1.25)%    (1.16)%        (.45)%        (.34)%         1.37%         1.58%         0.08%
 Number of units outstanding at end
   of year (thousands).............    26,010     25,192        60,312        68,111        105,044        29,692            --
 Portfolio turnover rate...........        51%        81%           63%           81%            79%           19%           70%


                                     -------------------------------------
------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........  $    .046       $  .045       $  .099
 Operating expenses+...............       .045          .045          .034
                                     ---------       -------       -------
 Net investment income (loss)......       .001            --          .065
 Unit Value at beginning of year...  $   1.643       $ 1.391       $ 1.447
 Net realized and change in
   unrealized gains
   (losses)........................      0.045         0.252         (.121)
                                     ---------       -------       -------
 Unit Value at end of year.........  $   1.689       $ 1.643       $ 1.391
                                     =========       =======       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $     .05       $   .25       $  (.06)
 Ratio of operating expenses to
   average net assets*+............       2.82%         2.82%         2.41%
 Ratio of net investment income
   (loss) to average net assets*...       0.78%         1.33%         1.86%
 Number of units outstanding at end
   of year (thousands).............    217,428            --         5,708
 Portfolio turnover rate...........        119%          489%          653%

 * Annualized

 + Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TSB's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 31, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                        1999         1998         1997        1996        1995        1994         1993
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $    .076    $    .078    $   .077    $   .057    $   .074    $    .055    $    .041
 Operating expenses+...............        .041         .040        .039        .030        .035         .036         .037
                                      ---------    ---------    --------    --------    --------    ---------    ---------
 Net investment income (loss)......        .035         .038        0.38        .027        .039         .019         .004
 Unit Value at beginning of year...       1.437        1.399       1.361       1.333       1.292        1.275        1.271
 Net realized and change in
   unrealized gains (losses)**.....        .001         .000        .000        .001        .002        (.002)          --
                                      ---------    ---------    --------    --------    --------    ---------    ---------
 Unit Value at end of year.........   $   1.473    $   1.437    $  1.399    $  1.361    $  1.333    $   1.292    $   1.275
                                      =========    =========    ========    ========    ========    =========    =========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $     .04    $     .04    $    .04    $    .03    $    .04    $     .02    $      --
 Ratio of operating expenses to
   average net assets***+..........        2.82%        2.82%       2.82%       2.82%       2.82%        2.82%        2.82%
 Ratio of net investment income to
   average net assets***...........        2.38%        2.71%       2.77%       2.47%       3.17%        1.45%         .39%
 Number of units outstanding at end
   of year (thousands).............     109,666      137,067      47,262      54,565          --      216,713      353,374


                                     -----------------------------------
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........  $    .054    $    .076    $    .099
 Operating expenses+...............       .041         .036         .030
                                     ---------    ---------    ---------
 Net investment income (loss)......       .013         .040         .069
 Unit Value at beginning of year...      1.258        1.218        1.149
 Net realized and change in
   unrealized gains (losses)**.....         --           --           --
                                     ---------    ---------    ---------
 Unit Value at end of year.........  $   1.271    $   1.258    $   1.218
                                     =========    =========    =========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $     .01    $     .04    $     .07
 Ratio of operating expenses to
   average net assets***+..........       2.82%        2.82%        2.41%
 Ratio of net investment income to
   average net assets***...........       1.12%        3.07%        5.89%
 Number of units outstanding at end
   of year (thousands).............    173,359      439,527      369,769

  + Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

 *** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information for the fiscal year ended December 31, 1999 has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TAS's Annual Report dated December 31, 1999. The following information for the fiscal years ended December 31, 1990 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                        1999        1998        1997        1996        1995        1994        1993        1992
----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $   .052    $   .056    $   .063    $   .041    $   .042    $   .036    $   .037    $   .041
 Operating expenses+...............       .110        .098        .085        .069        .057        .049        .048        .043
                                      --------    --------    --------    --------    --------    --------    --------    --------
 Net investment income (loss)......      (.058)      (.042)      (.022)      (.028)      (.015)      (.013)      (.011)      (.002)
 Unit Value at beginning of year...      3.907       3.389       2.623       2.253       1.706       1.838       1.624       1.495
 Net realized and change in
   unrealized gains (losses).......       .522        .560        .788        .398        .562       (.119)       .225        .131
                                      --------    --------    --------    --------    --------    --------    --------    --------
 Unit Value at end of year.........   $  4.371    $  3.907    $  3.389    $  2.623    $  2.253    $  1.706    $  1.838    $  1.624
                                      ========    ========    ========    ========    ========    ========    ========    ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $    .46    $    .52    $    .77    $    .37    $    .55    $   (.13)   $    .21    $   (.13)
 Ratio of operating expenses to
   average net assets*+............       2.85%       2.85%       2.85%       2.84%       2.83%       2.80%       2.82%       2.93%
 Ratio of net investment income to
   (loss) average net assets*......      (1.49)%     (1.21)%      (.76)%     (1.13)%      (.74)%      (.72)%      (.80)%      (.12)%
 Number of units outstanding at end
   of year (thousands).............     15,180      16,452      25,865      30,167      45,575      25,109      43,059      20,225
 Portfolio turnover rate...........         85%        113%         92%         98%        113%        142%         71%        269%

                                     --------------------
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........  $   .044     $  .045
 Operating expenses+...............      .039        .073
                                     --------     -------
 Net investment income (loss)......      .005       (.028)
 Unit Value at beginning of year...     1.136       1.189
 Net realized and change in
   unrealized gains (losses).......      .354       (.025)
                                     --------     -------
 Unit Value at end of year.........  $  1.495     $ 1.136
                                     ========     =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $    .36     $  (.05)
 Ratio of operating expenses to
   average net assets*+............      2.99%       2.64%
 Ratio of net investment income to
   (loss) average net assets*......       .37%      (3.73)%
 Number of units outstanding at end
   of year (thousands).............    19,565       5,585
 Portfolio turnover rate...........       261%          0%

 * Annualized

** On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.

 + Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES*
    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data for 1997 and prior has been audited by independent accountants. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                       1999       1998          1997          1996          1995          1994          1993
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .000    $  .000       $  .025       $  .033      $   .071       $  .007      $   .054
 Operating expenses+...............      .000       .000          .011          .015          .031          .006          .036
                                      -------    -------       -------       -------      --------       -------      --------
 Net investment income.............      .000       .000          .014          .018          .040          .001          .018
 Unit Value at beginning of year...     1.273      1.273         1.232         1.383         1.215         1.234         1.132
 Net realized and change in
   unrealized gains (losses).......      .000       .000          .027         (.169)         .128         (.020)         .084
                                      -------    -------       -------       -------      --------       -------      --------
 Unit Value at end of year.........   $ 1.273    $ 1.273       $ 1.273       $ 1.232      $  1.383       $ 1.215      $  1.234
                                      =======    =======       =======       =======      ========       =======      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .00    $   .00       $   .04       $  (.15)     $    .17       $  (.02)     $    .10
 Ratio of operating expenses to
   average net assets**+...........        --         --          3.00%         3.00%         3.00%         3.00%         3.00%
 Ratio of net investment income to
   average net assets**............        --         --          3.64%         3.48%         3.98%         1.02%         1.48%
 Number of units outstanding at end
   of year (thousands).............        --         --            --            --        11,466            --        20,207
 Portfolio turnover rate...........        --         --           129%          153%          117%           --           190%


                                     ------------------------------------
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........  $   .051      $   .052      $   .072
 Operating expenses+...............      .032          .031          .018
                                     --------      --------      --------
 Net investment income.............      .019          .021          .054
 Unit Value at beginning of year...     1.087          .994         1.036
 Net realized and change in
   unrealized gains (losses).......      .026          .072         (.096)
                                     --------      --------      --------
 Unit Value at end of year.........  $  1.132      $  1.087      $   .994
                                     ========      ========      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $    .05      $    .09      $   (.04)
 Ratio of operating expenses to
   average net assets**+...........      2.99%         3.00%         2.58%
 Ratio of net investment income to
   average net assets**............      1.71%         3.07%         3.88%
 Number of units outstanding at end
   of year (thousands).............    21,868        19,521        14,115
 Portfolio turnover rate...........       505%          627%          370%

  * This Fund is not available to new Contract Owners, and had no assets in 1999. Therefore, there is no 1999 Annual Report for Account TB.

 ** Annualized

 *** On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

  + Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates. In the Contract, we refer to this account as the "flexible annuity account."

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3.5% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3.5% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.

TRANSFERS

Under nonqualified contracts, you may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 10% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program or to transfers under qualified contracts.) We reserve the right to waive this restriction.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers Insurance Company and The Separate Accounts
        The Insurance Company
        The Separate Accounts
        Mixed and Shared Funding
     Investment Objectives, Policies and Risks
     Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Investment Management and Advisory Services
        Advisory Fees
        TIMCO
        TAMIC
     Valuation of Assets
     Net Investment Factor
     Federal Tax Considerations
     Performance Data
     The Board of Managers
     Administrative Services
     Distribution and Principal Underwriting Agreement
     Securities Custodian
     Independent Accountants
     Financial Statements

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COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.

     Name:

     Address:

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                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-2000